UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported): September 19, 2003
                                                  -------------------


                      JLM Couture, Inc.
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      (Exact name of registrant as specified in its charter)


Delaware                         0-19000       33-3337553
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(State or other jurisdiction    (Commission   (IRS Employer
of incorporation)                File Number)  Identification No.)


225 West 37th Street, New York, NY                   10018
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(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code: (212) 921-7058
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(Former name or former address, if changed since last report.)





Item 7.   Financial Statements And Exhibits.


     (c)  Exhibits.


     Exhibit 99.1   Press Release dated September 19, 2003 of
                    JLM Couture, Inc.


Item 9.   Regulation FD Disclosure.

     In accordance with SEC Release No. 33-8216 effective March 28, 2003, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure" and information contained in this report (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission's rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     On September 19, 2003, JLM Couture, Inc. issued a press release announcing its results of operations for its quarter ended July 31, 2003. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the results of operations for its quarter ended July 31, 2003.




                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JLM COUTURE, INC.



Dated: September 22, 2003     By:/s/Joseph L. Murphy
                                 ---------------------------
                                 Joseph L. Murphy, President






                          EXHIBIT INDEX



Exhibit 99.1        Press Release dated September 19, 2003.